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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2003

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)


      Delaware                        333-44634                 75-2287683
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



            2435 North Central Expressway
                  Richardson, Texas                             75080
      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062


--------------------------------------------------------------------------------

Item 7.   Financial Statements and Exhibits.

          Exhibit.

          99.1 Press Release dated May 8, 2003.



Item 9.   Regulation FD Disclosure

     A press release issued by Kaneb Pipe Line Partners, L.P., which conducts business through its 99% limited partnership interest in its subsidiary, the Registrant, on May 8, 2003 regarding financial results for the three months ended March 31, 2003 is attached hereto as Exhibit 99.1, and excluding the final paragraph thereof, is incorporated herein by reference. This information, excluding the final paragraph thereof, is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K in accordance with Release No. 33-8216 issued by the Securities and Exchange Commission ("SEC") and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the SEC on March 27, 2003. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KANEB PIPE LINE OPERATING
                                         PARTNERSHIP, L.P.

                                         By: Kaneb Pipe Line Company LLC,
                                             as General Partner



Dated May 12, 2003                           //s//
                                         ---------------------------------------
                                         Howard C. Wadsworth
                                         Vice President, Treasurer and Secretary

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                       KANEB Reports First Quarter Results


     DALLAS, TX (May 8, 2003) - KANEB today reported results for the quarter ended March 31, 2003. "We are pleased to report an excellent first quarter for KANEB," said John R. Barnes, Chairman and Chief Executive Officer of KANEB. "Both KPP and KSL reported record results year over year."


     The KANEB Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

                     1Q 2003 RESULTS FOR KANEB SERVICES LLC

     Kaneb Services LLC reported income before cumulative effect of change in accounting principle and gain on issuance of units by KPP (see Supplemental Information in the attached table) of $6.0 million, or $0.51 per share, compared with $5.1 million, or $0.43 per share, in the first quarter last year. Consolidated revenues for the quarter were $218.5 million compared to $122.4 million in 2002. Consolidated income before cumulative effect of change in accounting principle for the quarter was $16.9 million, compared with $13.6 million for the first quarter 2002, and net income for the quarter was $16.6 million compared to $13.6 million for the first quarter of 2002.

               1Q 2003 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

     Kaneb Pipe Line Partners, L.P. reported revenues of $140.8 million, a $73.1 million increase over $67.6 million for the first quarter last year. Income before cumulative effect of change in accounting principle was $23.4 million, or $0.84 per unit, compared to $17.2 million or $0.75 per unit in 2002. Net income for the quarter was $21.8 million compared to $17.2 million for the first quarter of 2002.

     Pipeline revenues were $28.0 million, compared with $17.6 million for the first quarter last year, and operating income for the first quarter increased to $12.0 million, up from $8.5 million last year. Terminaling revenues increased to $58.7 million, compared with $41.5 million for the first quarter last year, and operating income for the first quarter was $18.0 million, compared with $14.6 million last year. The results of the acquisitions made in 2002 are reflected in the increased revenues and operating income.

     "The whole Partnership had a very good quarter," said Edward D. Doherty, Chairman and CEO of the Partnership's General Partner. "However, we are particularly pleased with the performance of the Statia acquisition which had record results."


ABOUT KANEB

     KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, the District of Columbia, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership").

     Kaneb Services LLC was formed as a limited liability company in 2001 from assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary, Kaneb Pipe Line Company LLC, that manages and operates the pipeline and terminaling assets of KPP. KSL is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership.

     Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. In 2002, the Partnership acquired the largest fertilizer pipeline in the country, a 2,000-mile pipeline system that runs from the Louisiana Gulf Coast to the upper Midwest states. In December 2002, the Partnership acquired a 400 mile products pipeline and four terminals in North Dakota and Minnesota. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

     Certain of the statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the company's business, and other risks and uncertainties detailed from time to time in the companies' periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

                         KANEB PIPE LINE PARTNERS, L.P.
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per unit amounts)
                                   (Unaudited)

                                                                                        Three Months
                                                                                       Ended March 31,
                                                                           -----------------------------------
                                                                                  2003                2002
                                                                           ----------------      -------------
  Revenues:
     Services                                                              $         86,694      $      59,088
     Products                                                                        54,063              8,554
                                                                           ----------------      -------------
       Total revenues                                                               140,757             67,642
                                                                           ----------------      -------------
  Costs and expenses:
     Cost of products sold                                                           47,886              7,829
     Operating costs                                                                 40,458             25,139
     Depreciation and amortization                                                   13,022              7,113
     General and administrative                                                       5,793              4,336
                                                                           ----------------      -------------
       Total costs and expenses                                                     107,159             44,417
                                                                           ----------------      -------------
  Operating income                                                                   33,598             23,225

  Interest and other income                                                              88                 71

  Interest expense                                                                   (8,615)            (5,277)

  Loss on debt extinguishment                                                          -                  (155)
                                                                           ----------------      -------------
  Income before minority interest, income taxes and cumulative
     effect of change in accounting principle                                        25,071             17,864

  Minority interest in net income                                                      (236)              (174)

  Income tax expense                                                                 (1,429)              (448)
                                                                           ----------------      -------------

  Income before cumulative effect of change in accounting principle                  23,406             17,242

  Cumulative effect of change in accounting principle - adoption of
     new accounting standard for asset retirement obligations                        (1,577)              -
                                                                           ----------------      -------------
  Net income                                                                         21,829             17,242

  General partner's interest in net income                                           (1,945)            (1,309)
                                                                           ----------------      -------------
  Limited partners' interest in net income                                 $         19,884      $      15,933
                                                                           ================      =============

  Allocation of net income per unit:
     Before cumulative effect of change in accounting principle            $           0.84      $        0.75
     Cumulative effect of change in accounting principle                              (0.06)              -
                                                                           ----------------      -------------
                                                                           $           0.78      $        0.75
                                                                           ================      =============
  Weighted average number of Partnership units outstanding                           25,542             21,299
                                                                           ================      =============


  KANEB PIPE LINE PARTNERS, L.P.
  SUPPLEMENTAL INFORMATION
  (Unaudited)

                                                                                        Three Months
                                                                                       Ended March 31,
                                                                           -----------------------------------
                                                                                  2003                2002
                                                                           ----------------      -------------
  Revenues (in 000s):
     Pipeline                                                              $         28,008      $      17,626
     Terminaling                                                                     58,686             41,462
     Product sales                                                                   54,063              8,554
                                                                           ----------------      -------------
                                                                           $        140,757      $      67,642
                                                                           ================      =============
  Operating income (in 000s):
     Pipeline                                                              $         11,977      $       8,451
     Terminaling                                                                     18,040             14,636
     Product sales                                                                    3,581                138
                                                                           ----------------      -------------
                                                                           $         33,598      $      23,225
                                                                           ================      =============
  Depreciation and amortization (in 000s):
     Pipeline                                                              $          3,497      $       1,373
     Terminaling                                                                      9,244              5,673
     Product sales                                                                      281                 67
                                                                           ----------------      -------------
                                                                           $         13,022      $       7,113
                                                                           ================      =============
  Capital expenditures (in 000s):
     Pipeline                                                              $          1,919      $       1,894
     Terminaling                                                                      9,587              3,181
     Product sales                                                                      228                 89
                                                                           ----------------      -------------
                                                                           $         11,734      $       5,164
                                                                           ================      =============
  Petroleum pipeline operating statistics - Barrel miles
      shipped (in billions)                                                             5.4                4.2
                                                                           ================      =============
  Terminaling operating statistics:
     Average annual barrels of tankage
          utilized (in millions)                                                       47.4               39.0
                                                                           ================      =============
     Average annual revenues per barrel
          of tankage utilized                                              $           5.02      $        4.32
                                                                           ================      =============

  KANEB SERVICES LLC
  CONSOLIDATED STATEMENTS OF INCOME
  (In thousands, except per share amounts)
  (Unaudited)

                                                                                        Three Months
                                                                                       Ended March 31,
                                                                           -----------------------------------
                                                                                  2003                2002
                                                                           ----------------      -------------
  Consolidated revenues:
     Services                                                              $         86,694      $      59,088
     Products                                                                       131,775             63,321
                                                                           ----------------      -------------
       Total consolidated revenues                                                  218,469            122,409
                                                                           ----------------      -------------
  Consolidated costs and expenses:
     Cost of products sold                                                          124,327             61,543
     Operating costs                                                                 40,674             25,378
     Depreciation and amortization                                                   13,032              7,124
     General and administrative                                                       6,712              5,108
                                                                           ----------------      -------------
       Total consolidated costs and expenses                                        184,745             99,153
                                                                           ----------------      -------------

  Consolidated operating income                                                      33,724             23,256

  Consolidated interest and other income                                                109                 91

  Consolidated interest expense                                                      (8,844)            (5,531)

  Consolidated loss on debt extinguishment                                             -                  (155)
                                                                           ----------------      -------------

  Consolidated income before gain on issuance of units by KPP, income taxes, interest of outside non-controlling partners in KPP's net
     income and cumulative effect of change in accounting principle                  24,989             17,661

  Gain on issuance of units by KPP                                                   10,898              8,562

  Income tax expense                                                                 (1,429)              (439)

  Interest of outside non-controlling partners in KPP's net income                  (17,586)           (12,164)
                                                                           ----------------      -------------
  Income before cumulative effect of change in accounting principle                  16,872             13,620

  Cumulative effect of change in accounting principle - adoption of
     new accounting standard for asset retirement obligations                          (313)             -
                                                                           ----------------      -------------
  Net income                                                               $         16,559      $      13,620
                                                                           ================      =============

  Earnings per share:
     Basic:
       Before cumulative effect of change in accounting principle          $           1.47      $        1.19
       Cumulative effect of change in accounting principle                            (0.03)              -
                                                                           ----------------      -------------
                                                                           $           1.44      $        1.19
                                                                           ================      =============
     Diluted:
       Before cumulative effect of change in accounting principle          $           1.44      $        1.16
       Cumulative effect of change in accounting principle                            (0.03)              -
                                                                           ----------------      -------------
                                                                           $           1.41      $        1.16
                                                                           ================      =============

  KANEB SERVICES LLC
  SUPPLEMENTAL INFORMATION
  (In thousands, except per share amounts)
  (Unaudited)

                                                                                        Three Months
                                                                                       Ended March 31,
                                                                           -----------------------------------
                                                                                  2003                2002
                                                                           ----------------      -------------

  Income before cumulative effect of change in accounting principle        $         16,872      $      13,620
  Gain on issuance of units by KPP                                                  (10,898)            (8,562)
                                                                           ----------------      -------------

  Income before cumulative effect of change in accounting principle
     and gain on issuance of units by KPP                                  $          5,974      $       5,058
                                                                           ================      =============

  Diluted earnings per share before cumulative effect of change in
     accounting principle and gain on issuance of units by KPP             $           0.51      $        0.43
                                                                           ================      =============

  Weighted average diluted shares outstanding                                        11,760             11,728
                                                                           ================      =============

  Consolidated revenues (including KPP):
     Pipeline                                                              $         28,008      $      17,626
     Terminaling                                                                     58,686             41,462
     Product Marketing                                                              131,775             63,321
                                                                           ----------------      -------------
                                                                           $        218,469      $     122,409
                                                                           ================      =============
  Consolidated operating income (including KPP):
     Pipeline                                                              $         11,977      $       8,451
     Terminaling                                                                     18,040             14,636
     Product Marketing                                                                4,205                704
     General and administrative expenses                                               (498)              (535)
                                                                           ----------------      -------------
                                                                           $         33,724      $      23,256
                                                                           ================      =============
  Supplemental cash flow information:
     Distributions received from KPP                                       $          5,761      $       4,871
     General and administrative expenses                                               (498)              (535)
     Parent Company interest expense                                                   (168)              (160)
                                                                           ----------------      -------------
                                                                           $          5,095      $       4,176
                                                                           ================      =============
     Cash distributed to shareholders                                      $          4,756      $       4,131
                                                                           ================      =============